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                                                                   EXHIBIT 23.11

                        CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference of our report dated March 10, 2000, with respect to the financial statements of Provider Technology Group (a division of Blue Cross Blue Shield of Massachusetts) for the year ended December 31, 1999 in the Registration Statement (Form S-8) of WebMD Corporation and the related Prospectus of WebMD.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
September 29, 2000